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                                                                    EXHIBIT 99.1

(ENSTAR LOGO)                                                      Press Release
--------------------------------------------------------------------------------


Date:        March 17, 2005               Contact:   Amy M. Dunaway
For Release: Immediately                  Telephone: (334) 834-5483


               THE ENSTAR GROUP, INC. EXTENDS FILING OF FORM 10-K
                         AND REPORTS UNAUDITED EARNINGS


         Montgomery, Alabama - March 17, 2005. The Enstar Group, Inc. ("Enstar" or the Company") (Nasdaq:ESGR) today reported that it will file a notification with the Securities and Exchange Commission on Form 12b-25 that it will utilize the 15-day extension to file its Form 10-K for the fiscal year ended December 31, 2004 (the "2004 Form 10-K"). The Company also reported its preliminary, unaudited earnings and financial position for the year ended December 31, 2004.

Extension of Form 10-K Filing

         The extension for the filing of the 2004 Form 10-K relates to the timing of the completion of audited financial statements for Green Tree Investments LLC and related entities (collectively, "Green Tree"), in which the Company held an indirect interest until July of 2004. In the Company's Form 10-K for the fiscal year ended December 31, 2003, the Company's auditors relied on financial statements of Green Tree that were audited by another accounting firm. In the Company's 2004 Form 10-K, the Company's auditors must again rely on those fiscal year 2003 audited financial statements. However, Green Tree changed accounting firms in 2004, and Green Tree's new auditors have not yet completed the audit of Green Tree's 2004 financial statements. As a result, the predecessor Green Tree auditors are not yet able to agree to the inclusion of their audit reports for the fiscal year ended December 31, 2003, in the Company's 2004 Form 10-K. Therefore, the Company's independent registered public accounting firm is unable to issue its audit report and the Company is unable to complete its 2004 Form 10-K. The Company will proceed to file its 2004 Form 10-K as soon as the predecessor Green Tree auditors are able to agree to the inclusion of their audit reports.

Preliminary, Unaudited Earnings and Financial Position

         Enstar reported unaudited net income of $10,392,000, or $1.79 per share (diluted), for the year ended December 31, 2004, compared to net income of $13,226,000, or $2.25 per share (diluted), for 2003. The change in net income was primarily attributable to decreased earnings from Castlewood Holdings Limited in 2004, offset by an extraordinary gain from Castlewood Holdings Limited, a gain on the Company's sale of its interest in Green Tree Investments Holdings LLC in 2004, and increased income tax expense and an increase in the portion of earnings attributable to minority interests in 2004.

         The Company's total unaudited assets were $158,977,000 at December 31, 2004, consisting primarily of $85,733,000 in cash, cash equivalents and certificates of deposit and $72,618,000 in ownership of operating businesses. Total assets were $152,620,000 at December 31, 2003. Shareholders' unaudited equity was $146,174,000 at December 31, 2004, up from $134,483,000 at December 31, 2003.

         While we have no reason to expect changes from the delay in filing, there can be no assurances that the Company's final audited earnings and financial position for the year ended



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December 31, 2004 will be the same as the preliminary, unaudited earnings and financial position described herein.

         Enstar continues to actively search for additional operating businesses that meet its acquisition criteria. The worldwide search is principally focused on the financial services industry.

                             THE ENSTAR GROUP, INC.
          PRELIMINARY, UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

                                                        Dec. 31,       Dec. 31,
                                                          2004           2003
                                                       ----------     ----------
                                                         (dollars in thousands)
Total assets                                           $  158,977     $  152,620
                                                       ==========     ==========

Total liabilities                                      $   12,803     $    6,688
Minority interest                                              --         11,449
Total shareholders' equity                                146,174        134,483
                                                       ----------     ----------
Total liabilities and shareholders' equity             $  158,977     $  152,620
                                                       ==========     ==========

                             THE ENSTAR GROUP, INC.
           PRELIMINARY, UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF
                        INCOME AND COMPREHENSIVE INCOME

                                                                  Year Ended Dec. 31,
                                                            ------------------------------
                                                                2004              2003
                                                            ------------      ------------
                                                             (dollars in thousands, except
                                                                     per share data)
Interest income                                             $        983      $        821
Earnings of partially owned equity affiliates                      8,348            15,860
Gain on sale of partially owned equity affiliates                  6,911             3,256
Other income                                                         498               484
General and administrative expenses                               (2,981)           (3,105)
                                                            ------------      ------------
Income before income taxes, minority interest and
         extraordinary gain                                       13,759            17,316
Income taxes                                                      (4,809)           (2,987)
                                                            ------------      ------------
Income before minority interest and extraordinary
         gain                                                      8,950            14,329
Minority interest                                                 (2,973)           (1,103)
                                                            ------------      ------------
Income before extraordinary gain                                   5,977            13,226
Extraordinary gain, net of tax of $2,741                           4,415                --
                                                            ------------      ------------
Net income                                                  $     10,392      $     13,226
                                                            ============      ============
Comprehensive income                                        $     10,114      $     13,769
                                                            ============      ============

Weighted average shares outstanding - basic                    5,496,819         5,465,753
                                                            ============      ============
Weighted average shares outstanding - assuming dilution        5,800,993         5,881,410
                                                            ============      ============

Net income per common share - basic                         $       1.89      $       2.42
                                                            ============      ============
Net income per common share - assuming dilution             $       1.79      $       2.25
                                                            ============      ============

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                                       ***

         This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. In particular, there can be no assurances that Enstar's final audited earnings and financial position for the year ended December 31, 2004 will be the same as the preliminary, unaudited earnings and financial position described herein. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements contained in this press release are set forth in the Safe Harbor Compliance Statement for Forward-Looking Statements included as
Exhibit 99.1 to Enstar's Form 10-K for the year ended December 31, 2003, and are hereby incorporated herein by reference.